September 3, 2025

Symmetry Panoramic Sector Momentum ETF
Principal Listing Exchange: The NASDAQ Stock Market LLC
Ticker Symbol: SMOM

The Fund’s Statutory Prospectus and Statement of Additional Information dated September 3, 2025, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at http://funddocs.filepoint.com/symmetry. You can also get this information at no cost by calling 1-844-Sym-Fund (844-796-3863) or by sending an e-mail request to info@panoramicfunds.com.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SYMMETRY PANORAMIC SECTOR MOMENTUM ETF

Investment Objective: The Symmetry Panoramic Sector Momentum ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.55%
Other Expenses(2)	0.00%
Acquired Fund Fees and Expenses (AFFE) (3)	0.08%
Total Annual Fund Operating Expenses	0.63%

(1)

The Fund’s management fee is a “unitary” fee designed to pay the Fund’s expenses and to compensate Symmetry Partners, LLC, the Fund’s investment adviser (the “Adviser”), for the services the Adviser provides to the Fund. Out of the unitary management fee, the Adviser will pay all of the Fund’s expenses, except for the following: advisory fees, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, AFFE, accrued deferred tax liability, non-routine expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), litigation expenses, and other non-routine or extraordinary expenses.

(2)	Other Expenses are based on estimated amounts for the current fiscal year.

(3)	AFFE are indirect fees and expenses that the Fund incurs from investing in shares of other investment companies and are estimated for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses are as shown in the table above and remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell shares. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$64	$202

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this prospectus, it does not have portfolio turnover information to report.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”). Under normal conditions, the Fund seeks to achieve its investment objective by allocating its assets primarily among (i) shares of ETFs that each focus on common stocks of companies included in an individual sector of the U.S. large capitalization universe, as such sectors are determined by the Global Industry Classification Standard (GICS®) (each, an “Equity Sector” and collectively, the “Equity Sectors”) (each such ETF, an “Underlying Fund”); and/or (ii) common stocks of companies included in the Equity Sectors. The Adviser considers the U.S. large capitalization universe to include companies that comprise the top 90% of the total U.S. market capitalization or whose market capitalizations are equal to or greater than the 1,000th largest U.S. company. The Adviser generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the U.S. that is deemed appropriate by the Adviser. Total U.S. market capitalization is based on the market capitalization of eligible U.S. operating companies listed on such exchanges. Each Underlying Fund is an “index fund” that seeks to track a specific Equity Sector index by replicating the securities in the underlying Equity Sector index.

The Fund will invest in Underlying Funds and individual equity securities based on the Adviser’s proprietary model that seeks to capture positive momentum in the Equity Sectors. The Adviser considers an Equity Sector or security to have positive momentum primarily if it has outperformed other Equity Sectors or securities on a relative basis over a recent time period. Relative performance may be based upon quantitative measures of price momentum or other types of momentum and will generally be measured over various time periods in the prior 12-month period. The criteria the Adviser uses for determining positive momentum may change from time to time but may include, for instance, relative performance based upon total return over the previous 6 or 12 months, excluding the latest month, with a higher value indicating a better momentum measure. Under normal conditions, the Fund will allocate its assets across a subset of Equity Sectors from the 11 total GICS Equity Sectors at any given time. As of the date of this Prospectus, the Equity Sectors include: communication services, consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, real estate, information technology and utilities. Components of the U.S. large capitalization universe, and the sector classifications as determined by GICS, are subject to change and are not controlled by the Fund or the Adviser.

There is no minimum or maximum number of securities or positions for each Equity Sector. A sector can be represented by a single Underlying Fund or several individual positions or Underlying Funds. From time to time, the Fund may focus its investments in one or more particular Equity Sectors. When selecting Underlying Funds, the Adviser searches for sector ETFs that have low expenses, minimal tracking error to the underlying indexes, and sufficient liquidity. The Fund will invest primarily in large capitalization issuers, although its assets may be invested in securities of any market capitalization.

The Adviser rebalances the Fund’s portfolio at intervals determined by the investment process. The timing and frequency of rebalancing may vary. The Adviser buys and sells securities for the Fund at each rebalancing based on the results of the process described above. As a result of frequent rebalances, the Fund may experience a high turnover rate.

The Adviser has engaged Vident Asset Management to serve as sub-adviser (“Sub-Adviser”) for the Fund. The Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the portfolio, pre- and post-trade compliance, and monitoring of Fund trading activity, subject to the oversight of the Adviser and the Board of Trustees.

The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal Investment Risks: As with all exchange-traded funds, there is the risk that you could lose money through your investment in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, including the Underlying Funds, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

ETF Risks – The Fund is an ETF and, as a result of this structure, it is exposed to the following risks:

Trading Risk – Shares of the Fund may trade on The Nasdaq Stock Market LLC (the “Exchange”) above or below their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk – Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Equity Risk – Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Large Capitalization Companies Risk – If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Investment Style Risk – The risk that different investment styles (e.g., “momentum” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style.

Momentum Style Risk – Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of the Fund using a momentum strategy may suffer.

Quantitative Investing Risk – The risk that the value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the momentum metrics used in building the quantitative model, the accuracy of historical data supplied by third parties, and changing sources of market returns.

Sector Risk – From time to time, the Fund may focus its investments in one or more particular sectors. Sector risk is the risk that if the Fund invests a significant portion of its total assets in certain issuers within the same economic sector, an adverse economic, business or political development affecting that sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused.

Investment Companies and Exchange-Traded Funds Risk – When the Fund invests in other investment companies, including the Underlying Funds, it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the management fees of Underlying Funds in addition to those paid by the Fund. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. The Fund also will incur brokerage costs when it purchases and sells shares of the Underlying Funds. Additionally, the Underlying Funds may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid. Underlying Funds that track an index are subject to tracking error and may be unable to sell poorly performing assets that are included in their index or other benchmark.

Index Tracking Error Risk – The performance of an Underlying Fund and its index may differ from each other for a variety of reasons. For example, an Underlying Fund that is index-based in which the Fund invests incurs operating expenses and portfolio transaction costs not incurred by the Underlying Fund’s index. In addition, the Underlying Fund may not be fully invested in the securities of the index that it tracks at all times or may hold securities not included in its index.

Asset Allocation Risk – The risk that the selection by the Adviser of the Underlying Funds and the allocation of the Fund’s assets among the Underlying Funds will cause the Fund to underperform other funds with similar investment objectives. In this regard, the Fund also may temporarily deviate from its desired asset allocation for the purpose of managing distributions. The allocation of the Fund’s assets to a limited number of Underlying Funds may adversely affect the performance of the Fund, and, in such circumstances, it will be more sensitive to the performance and risks associated with those Underlying Funds and any investments in which such Underlying Funds focus.

Management Risk – The risk that investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies or that imperfections, errors or limitations in the tools and data used by the Adviser may cause unintended results.

Active Management Risk – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Cybersecurity Risk – There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, sub-adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders.

Operational Risk – Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s and the Sub-Adviser’s control, including instances at third parties. The Fund, the Adviser and the Sub-Adviser seek to reduce these operational risks through control and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Valuation Risk – The risk that a security may be difficult to value. The Fund may value certain securities at a price higher or lower than the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid.

High Portfolio Turnover Risk – The Fund may engage in active trading, including investments made on a shorter-term basis, which may lead to higher fund expenses and lower total return.

Non-Diversified Risk – The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

New Fund Risk – Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Performance: The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available on the Fund’s website at panoramicfunds.com or by calling 1-844-Sym-Fund (844-796-3863).

Investment Adviser and Sub-Adviser: Symmetry Partners, LLC serves as investment adviser to the Fund. Vident Asset Management serves as a sub-adviser to the Fund.

Portfolio Managers

Symmetry Partners, LLC

David Connelly, Chief Executive Officer of the Adviser, has served as a portfolio manager of the Fund since its inception in 2025.

John McDermott, Ph.D., Chief Investment Strategist of the Adviser, has served as a portfolio manager of the Fund since its inception in 2025.

Kevin Scully, CFA, Director, has served as a portfolio manager of the Fund since its inception in 2025.

Rebecca Cioban, CFA, Director, has served as a portfolio manager of the Fund since its inception in 2025.

Vident Asset Management

The following portfolio managers are responsible for executing portfolio transactions and implementing the Adviser’s investment decisions with respect to the Fund:

Austin Wen, CFA, Senior Portfolio Manager of Vident Asset Management, has served as a portfolio manager of the Fund since its inception in 2025.

Devin Ryder, CFA, Senior Portfolio Manager of Vident Asset Management, has served as a portfolio manager of the Fund since its inception in 2025.

Purchase and Sale of Fund Shares: The Fund issues shares to (or redeems shares from) certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of at least 10,000 shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the Fund and/or cash.

Individual shares of the Fund may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.panoramicfunds.com.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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The Fund’s Statutory Prospectus and Statement of Additional Information dated September 3, 2025, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at http://funddocs.filepoint.com/symmetry. You can also get this information at no cost by calling 1-844-Sym-Fund (844-796-3863) or by sending an e-mail request to info@panoramicfunds.com.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.